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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2000


                             PINNACLE HOLDINGS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                         0-24773                 65-0652634
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


           301 North Cattlemen Road, Suite 300 Sarasota, Florida 34232
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (941) 364-8886

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Filed as Exhibit 99.1, 99.2, 99.3 and 99.4 are the audited financial statements of the following respective businesses acquired, or currently anticipated to be acquired, by the Registrant: (i) Microcell Management, Inc. (acquired as of March 3, 2000), (ii) Tucker-Valley Communications (acquired as of July 3, 2000), (iii) Tower Ventures II (acquired as of June 23, 2000) and (iv) Beverly Hills Center, LLC, pending acquisition.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)EXHIBITS.

         Exhibit Number                 Description
         --------------                 -----------
              23.1        Consent of PricewaterhouseCoopers LLP, independent
                          certified public accountants.

              99.1        Financial statements of Microcell Management, Inc.

              99.2        Financial statements of Tucker-Valley Communications.

              99.3        Financial statements of Tower Ventures II, LLC.

              99.4        Financial statements of Beverly Hills Center, LLC.











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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PINNACLE HOLDINGS INC.
                                 (Registrant)


                                 By: /s/ JEFFREY CARD
                                    --------------------------------------------
                                    Jeffrey Card, Chief Financial Officer

                                 Date:  August 4, 2000


                                      -4-



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                     INDEX TO FINANCIAL STATEMENTS INCLUDED

                                                                           Page
                                                                           ----

MICROCELL MANAGEMENT, INC. FINANCIAL STATEMENTS
  FOR THE YEAR ENDED DECEMBER 31, 1999

     Report of Independent Certified Public Accountants ..................   1

     Balance Sheet as of December 31, 1999 ...............................   2

     Statement of Operations for the Year Ended December 31, 1999 ........   3

     Statement of Changes in Shareholder's Equity for the Year
       Ended December 31, 1999 ...........................................   4

     Statement of Cash Flows for the Year Ended December 31, 1999 ........   5

     Notes to Financial Statements for the Year Ended December 31, 1999 ..   6

TUCKER-VALLEY COMMUNICATIONS COMBINED FINANCIAL STATEMENTS FOR THE
  YEAR ENDED DECEMBER 31, 1999

     Report of Independent Certified Public Accountants ..................  13

     Combined Statements of Financial Position as of December 31,
       1999 and March 31, 2000 (unaudited) ...............................  14

     Combined Statements of Operations and Members' Deficit
       for the Year Ended December 31, 1999 and the Three Months
       Ended March 31, 2000 (unaudited) and 1999 (unaudited) .............  15

     Combined Statements of Cash Flows for the Year Ended
       December 31, 1999 and the Three Months Ended March 31, 2000
       (unaudited) and 1999 (unaudited) ..................................  16

     Notes to Combined Financial Statements ..............................  17

TOWER VENTURES II, LLC FINANCIAL STATEMENTS FOR THE YEAR ENDED
  DECEMBER 31, 1999

     Report of Independent Certified Public Accountants ..................  20

     Statement of Financial Position as of December 31, 1999 and
       March 31, 2000 (unaudited) ........................................  21

     Statements of Operations and Members' Deficit for the
       Year Ended December 31, 1999 and the Three Months Ended
       March 31, 2000 (unaudited) and 1999 (unaudited) ...................  22

     Statements of Cash Flows for the Year Ended December 31, 1999
       and the Three Months Ended March 31, 2000 (unaudited) and
       1999 (unaudited) ..................................................  23

     Notes to Combined Financial Statements ..............................  24


BEVERLY HILLS CENTER, LLC FINANCIAL STATEMENTS FOR THE YEAR
  ENDED DECEMBER 31, 1999

     Report of Independent Public Accountant .............................  27

     Statements of Financial Position as of December 31, 1999 and
       March 31, 2000 (unaudited) ........................................  28

     Statements of Operations and Retained Earnings for the
       Year Ended December 31, 1999 and the Three Months Ended
       March 31, 2000 (unaudited) and 1999 (unaudited) ...................  29

     Statements of Cash Flows for the Year Ended December 31, 1999,
       and the Three Months Ended March 31, 2000 (unaudited) and
       1999 (unaudited) ..................................................  30

     Notes to Financial Statements .......................................  31